                             LETTER OF TRANSMITTAL

                                      FOR

                           TENDER OF ALL OUTSTANDING
                13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009
                                IN EXCHANGE FOR
              NEW 13% SENIOR SUBORDINATED DISCOUNT NOTES DUE 2009

                                       OF

                TELEX COMMUNICATIONS INTERMEDIATE HOLDINGS, LLC

       THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
        NEW YORK CITY TIME, ON           , 2004 (THE "EXPIRATION DATE")
       UNLESS EXTENDED BY TELEX COMMUNICATIONS INTERMEDIATE HOLDINGS, LLC

                             THE EXCHANGE AGENT IS:

                           BNY MIDWEST TRUST COMPANY

                       BY MAIL OR OVERNIGHT COURIER/HAND:
                           BNY Midwest Trust Company
                            c/o The Bank of New York
                           Corporate Trust Operations
                              Reorganization Unit
                           101 Barclay Street, 7 East
                            New York, New York 10286
                        Attention: Ms. Giselle Guadalupe

                             FOR INFORMATION CALL:
                                 (212) 815-6331

     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus, dated           ,
2004 (the "Prospectus") of Telex Communications Intermediate Holdings, LLC (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 13% Senior Subordinated Discount Notes due 2009 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for each of its outstanding 13% Senior Subordinated Discount Notes due 2009 (the "Existing Notes" and, together with the New Notes, the "Notes") from the holders thereof.

     The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Existing Notes for which they may be exchanged pursuant to the Exchange Offer, except that the New Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus).

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     This Letter of Transmittal is to be completed by all holders of Existing Notes who wish to tender their Existing Notes. Holders who tender Existing Notes and who are not participants in the electronic book-entry system of The Depository Trust Company ("DTC") are required to complete the "Special Issuance Instructions" and the "Special Delivery Instructions" set forth below and instruct the Company to register their New Notes in the name of Cede & Co., as nominee of DTC, for the account of a designated DTC participant, such as the holder's broker-dealer or bank. All of the New Notes will be issued initially in the form of a single Global Note and be deposited with DTC's custodian. Holders are urged to review the information in the Prospectus under "Global Notes; Book-Entry Settlement and Clearance".

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE
                    LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Existing Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

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                             DESCRIPTION OF EXISTING NOTES TENDERED HEREWITH
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NAME(S) AND ADDRESS(ES) OF                             AGGREGATE PRINCIPAL
   REGISTERED HOLDER(S)           CERTIFICATE           AMOUNT REPRESENTED          PRINCIPAL AMOUNT
     (PLEASE FILL IN)             NUMBER(S)*            BY EXISTING NOTES*             TENDERED**
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                            ----------------------------------------------------------------------


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                            ----------------------------------------------------------------------


                            ----------------------------------------------------------------------

               TOTAL:
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 * Need not be completed by book-entry holders.
** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Existing Notes. See Instruction 2.
---------------------------------------------------------------------------------------------------------

    Holders of Existing Notes whose Existing Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Existing Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Existing Notes are held of record by DTC.

[ ] CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

   Name of Registered Holder(s)
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   Name of Eligible Guarantor Institution that Guaranteed Delivery
--------------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery
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   IF DELIVERED BY BOOK-ENTRY TRANSFER:

   Name of Tendering Institution
--------------------------------------------------------------------------------

   Account Number
--------------------------------------------------------------------------------

   Transaction Code Number
--------------------------------------------------------------------------------

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON
    SIGNING THIS, LETTER OF TRANSMITTAL:

  Name
--------------------------------------------------------------------------------

  Address
--------------------------------------------------------------------------------

[ ] CHECK HERE IF NEW NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT
    LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

   Name
--------------------------------------------------------------------------------

   Address
--------------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED EXISTING NOTES FOR ITS
    OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name
--------------------------------------------------------------------------------

   Address
--------------------------------------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to Existing Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Company or who has an arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, or any broker-dealer who purchased Existing Notes from the Company to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Existing Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Existing Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Existing Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Existing Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Notes and to acquire New Notes issuable upon the exchange of such tendered Existing Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Existing Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Existing Notes or transfer ownership of such Existing Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Existing Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Exchange and Registration Rights Agreement dated November 19, 2003, by the Company for the benefit of the holders of the Existing Notes (the "Registration Rights Agreement"), and that the Company shall have no further obligations or liabilities thereunder except as otherwise provided therein. The undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all terms of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Existing Notes tendered hereby and, in such event, the Existing Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange
Offer -- Conditions to the Exchange Offer" occur.

     The undersigned understands that tenders of Existing Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Existing Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Existing Notes.

     By tendering Existing Notes and executing this Letter of Transmittal, the undersigned represents that New Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, that the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such New Notes, that the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act and that if the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Notes. If the undersigned or the person receiving such New Notes, whether or not such person is the undersigned, is a broker-dealer that will receive New Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities

Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

     Any holder of Existing Notes using the Exchange Offer to participate in a distribution of the New Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available April 13, 1989) or similar interpretive letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Existing Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the New Notes will be issued in the name(s) of the undersigned or such New Notes will be credited to the account indicated below maintained at DTC. If applicable, substitute certificates representing Existing Notes not exchanged or not accepted for exchange will be issued to the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions", certificates for all New Notes delivered in exchange for tendered Existing Notes and any Existing Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned, by completing the box entitled "Description of Existing Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Existing Notes as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                      (COMPLETE ACCOMPANYING IRS FORM W-9)

     Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) for Existing Notes hereby tendered or in whose name Existing Notes are registered on the books of DTC or one of its participants, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person. See Instruction 3.

--->
--------------------------------------------------------------------------------
                           (SIGNATURE(S) OF HOLDER(S)

Date
--------------------------------------------------------------------------------

Name(s)
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

Taxpayer Identification No.
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

--->
       Authorized Signature
   -----------------------------------------------------------------------------

Dated
--------------------------------------------------------------------------------

Name
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Name of Firm
--------------------------------------------------------------------------------

Address of Firm
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
      --------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if New Notes or Existing Notes not tendered are to be issued in the name of someone (including a DTC participant) other than the registered holder of the Existing Notes whose name(s) appear(s) above.

Issue:  [ ] Existing Notes not tendered to:
        [ ] New Notes to:
[ ] Check here if the above-named person is the designated DTC participant of the holder and provide below the DTC account number of the DTC participant
DTC Participant's account number
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

Tax Identification No.
--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS

                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if New Notes or Existing Notes not tendered are to be sent to someone (including a DTC participant) other than the registered holder of the Existing Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:  [ ] Existing Notes not tendered to:
        [ ] New Notes to:
[ ] Check here if the above-named person is the designated DTC participant of the holder and provide below the DTC account number of the DTC participant
DTC Participant's account number
--------------------------------------------------------------------------------
Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     A holder of Existing Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Existing Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     The method of delivery of this Letter of Transmittal, the Existing Notes and any other required documents is at the election and risk of the holder, and except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases sufficient time should be allowed to permit timely delivery. No Existing Notes or Letters of Transmittal should be sent to the Company.

     Holders whose Existing Notes are not immediately available or who cannot deliver their Existing Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date must tender their Existing Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Existing Notes are registered, and, if applicable, the certificate numbers of the Existing Notes to be tendered; and (iii) all tendered Existing Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Existing Notes for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

     If less than the entire principal amount of Existing Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Existing Notes tendered in the box entitled "Description of Existing Notes Tendered Herewith." A newly issued certificate for the Existing Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Existing Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date.

     To be effective with respect to the tender of Existing Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Company notifies the Exchange Agent that it has accepted the tender of Existing Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Existing Notes to be withdrawn; (iii) identify the Existing Notes to be withdrawn (including the principal amount of such Existing Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Existing Notes and the principal amount of Existing Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Existing Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Existing Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Any Existing Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Existing Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Existing Notes may be retendered by following one of the procedures described under the caption "The Exchange Offer -- Procedures for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the Existing Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Existing Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Existing Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Existing Notes.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Existing Notes) of Existing Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Existing Notes listed, such Existing Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Existing Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution (defined below).

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Existing Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Existing Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Existing Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, as applicable, the name and address to which the New Notes or certificates for Existing Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.  TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the exchange of Existing Notes under the Exchange Offer. The tendering holder, however, will be required to pay any transfer taxes, whether imposed on the registered holder or any other person, if:

     - certificates representing Existing Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be issued in the name of, any person other than the registered holder of Existing Notes tendered;

     - tendered Existing Notes are registered in the name of any person other than the person signing the letter of transmittal; or

     - a transfer tax is imposed for any reason other than the exchange of Existing Notes under the exchange offer.

     If satisfactory evidence of payment of such taxes is not submitted herewith, the amount of such transfer taxes will be billed to that tendering holder.

6.  WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.  MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

     Any holder whose Existing Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.  IRS FORM W-9.

     Each holder of Existing Notes whose Existing Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number ("TIN") (e.g., the holder's social security or federal employer identification number) and certain other information, on IRS Form W-9, which is attached hereto with the instructions to that Form, and to certify that the holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Notes. This 28% rate is scheduled to increase to 31% in calendar year 2011. Because the IRS Form W-9 and the instructions thereto have not been updated to reflect recent changes in law, the backup withholding rate information contained therein is not correct.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

     IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Existing Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a holder of Existing Notes whose Existing Notes are accepted for exchange may be subject to backup withholding unless the holder provides BNY Midwest Trust Company, as Paying Agent (the "Paying Agent"), through the Exchange Agent, with either (i) such holder's correct taxpayer identification number ("TIN") on IRS Form W-9 attached hereto, certifying (A) that the TIN provided on Form W-9 is correct (or that such holder of Existing Notes is awaiting a TIN), (B) that the holder of Existing Notes is not subject to backup withholding because (x) such holder of Existing Notes is exempt from backup withholding, (y) such holder of Existing Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Existing Notes that he or she is no longer subject to backup withholding and (C) that the holder of Existing Notes is a U.S. person (including a U.S. resident alien); or
(ii) an adequate basis for exemption from backup withholding. If such holder of Existing Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Existing Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Existing Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Existing Notes should indicate their exempt status on Form W-9. For example, a corporation should complete the Form W-9, provide its TIN and indicate that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's status as a foreign beneficial owner of Notes. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed Form W-9 and the instructions thereto for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Existing Notes or other payee. This 28% rate is scheduled to increase to 31% in calendar year 2011. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

                                 PRINT OR TYPE
                      SEE SPECIFIC INSTRUCTIONS ON PAGE 2.


Form W-9
(Rev. January 2003)                                 REQUEST FOR TAXPAYER                          GIVE FORM TO THE
Department of the Treasury                 IDENTIFICATION NUMBER AND CERTIFICATION                REQUESTER. DO NOT
Internal Revenue Service                                                                          SEND TO THE IRS.
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          Name
         --------------------------------------------------------------------------------------------------------
          Business name, if different from above
         --------------------------------------------------------------------------------------------------------
                                        Individual/
          Check appropriate box: [ ]    Sole proprietor       [ ] Corporation    [ ] Partnership    [ ] Other c
         --------------------------------------------------------------------------------------------------------
          Address (number, street, and apt. or suite no.)

         ------------------------------------------------------------------------
          City, state, and ZIP code

         --------------------------------------------------------------------------------------------------------
          List account number(s) here (optional)

         ------------------------------------------------------------------------------
          Business name, if different from above
         ---------------------------------------------------------------------------------------------------
                                                                   Exempt from backup
          Check appropriate box: [ ]     ...................  [ ]  withholding
         --------------------------------------------------------------------------------------------------------
          Address (number, street, and    Requester's name and address (optional)
         ------------------------------
          City, state, and ZIP code
         --------------------------------------------------------------------------------------------------------
          List account number(s) here (optional)

-----------------------------------------------------------------------
 Part I    TAXPAYER IDENTIFICATION NUMBER (TIN)
-----------------------------------------------------------------------


                                                                ---------------------------
Enter your TIN in the appropriate box. For individuals, this     SOCIAL SECURITY NUMBER
is your social security number (SSN). HOWEVER, FOR A
RESIDENT ALIEN, SOLE PROPRIETOR, OR DISREGARDED ENTITY, SEE     --------- ---------
THE PART I INSTRUCTIONS ON PAGE 3. For other entities, it is    ---------------------------
your employer identification number (EIN). If you do not
have a number, see HOW TO GET A TIN on page 3.                  OR
NOTE: If the account is in more than one name, see the chart    ---------------------------
on page 4 for guidelines on whose number to enter.               EMPLOYER IDENTIFICATION
                                                                NUMBER
                                                                ------

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 Part II   CERTIFICATION
-----------------------------------------------------------------------

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service
   (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3. I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the instructions on page 4.)

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SIGN     SIGNATURE OF
HERE     U.S. PERSON c                                                                 DATE c
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PURPOSE OF FORM

A person who is required to file an information return with the IRS, must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

U.S. PERSON. Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

  1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),
  2. Certify that you are not subject to backup withholding, or
  3. Claim exemption from backup withholding if you are a U.S. exempt payee.
  NOTE: If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

FOREIGN PERSON. If you are a foreign person, use the appropriate Form W-8 (see PUB. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

NONRESIDENT ALIEN WHO BECOMES A RESIDENT ALIEN. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

  If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement that specifies the following five items:

  1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
  2. The treaty article addressing the income.
  3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
  4. The type and amount of income that qualifies for the exemption from tax.
  5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

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                                        Cat. No. 10231X   Form W-9 (Rev. 1-2003)

Form W-9 (Rev. 1-2003)                                                   Page  2
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EXAMPLE. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

  If you are a NONRESIDENT ALIEN OR A FOREIGN ENTITY not subject to backup withholding, give the requester the appropriate completed Form W-8.

WHAT IS BACKUP WITHHOLDING? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 30% of such payments (29% AFTER December 31, 2003; 28% AFTER December 31, 2005). This is called "backup withholding." Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

  You will NOT be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

PAYMENTS YOU RECEIVE WILL BE SUBJECT TO BACKUP WITHHOLDING IF:

  1. You do not furnish your TIN to the requester, or

  2. You do not certify your TIN when required (see the Part II instructions on page 4 for details), or

  3. The IRS tells the requester that you furnished an incorrect TIN, or

  4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

  5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

  Certain payees and payments are exempt from backup withholding. See the instructions below and the separate INSTRUCTIONS FOR THE REQUESTER OF FORM W-9.

PENALTIES

FAILURE TO FURNISH TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

MISUSE OF TINS. If the requester discloses or uses TINs in violation of Federal law, the requester may be subject to civil and criminal penalties.
SPECIFIC INSTRUCTIONS

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

  If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the "Business name" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the "Exempt from backup withholding" box in the line following the business name, sign and date the form.

  Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

  1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

  2. The United States or any of its agencies or instrumentalities;

  3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

  4. A foreign government or any of its political subdivisions, agencies, or instrumentalities; or

  5. An international organization or any of its agencies or instrumentalities.

  Other payees that MAY BE EXEMPT from backup withholding include:

  6. A corporation;

  7. A foreign central bank of issue;

  8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;

Form W-9 (Rev. 1-2003)                                                   Page  3
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  9. A futures commission merchant registered with the Commodity Futures Trading Commission;

  10. A real estate investment trust;

  11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

  12. A common trust fund operated by a bank under section 584(a);

  13. A financial institution;

  14. A middleman known in the investment community as a nominee or custodian;
or

  15. A trust exempt from tax under section 664 or described in section 4947.

  The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

--------------------------------------------------------------
 IF THE PAYMENT IS FOR . . .    THEN THE PAYMENT IS EXEMPT
                                FOR . . .
--------------------------------------------------------------
 Interest and dividend          All exempt recipients except
 payments                       for 9
--------------------------------------------------------------
 Broker transactions            Exempt recipients 1 through
                                13. Also, a person registered
                                under the Investment Advisers
                                Act of 1940 who regularly acts
                                as a broker
--------------------------------------------------------------
 Barter exchange transactions   Exempt recipients 1 through 5
 and patronage dividends
--------------------------------------------------------------
 Payments over $600 required    Generally, exempt recipients 1
 to be reported and direct      through 7(2)
 sales over $5,000(1)
--------------------------------------------------------------

(1) See FORM 1099-MISC, Miscellaneous Income, and its instructions.

(2) However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are NOT EXEMPT from backup withholding: medical and health care payments, attorneys' fees; and payments for services paid by a Federal executive agency.

PART I. TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

  If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

  If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) on page 2), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart on page 4 for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

  If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Writing "Applied For" means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Form W-9 (Rev. 1-2003)                                                   Page  4
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PART II. CERTIFICATION

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 3, and 5 below indicate otherwise.

  For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING on page 2.

SIGNATURE REQUIREMENTS. Complete the certification as indicated in 1 through 5 below.

  1. INTEREST, DIVIDEND, AND BARTER EXCHANGE ACCOUNTS OPENED BEFORE 1984 AND BROKER ACCOUNTS CONSIDERED ACTIVE DURING 1983. You must give your correct TIN, but you do not have to sign the certification.

  2. INTEREST, DIVIDEND, BROKER, AND BARTER EXCHANGE ACCOUNTS OPENED AFTER 1983 AND BROKER ACCOUNTS CONSIDERED INACTIVE DURING 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

  3. REAL ESTATE TRANSACTIONS. You must sign the certification. You may cross out item 2 of the certification.

  4. OTHER PAYMENTS. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).
  5. MORTGAGE INTEREST PAID BY YOU, ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CANCELLATION OF DEBT, QUALIFIED TUITION PROGRAM PAYMENTS (UNDER
SECTION 529), IRA OR ARCHER MSA CONTRIBUTIONS OR DISTRIBUTIONS, AND PENSION DISTRIBUTIONS. You must give your correct TIN, but you do not have to sign the certification.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

----------------------------------------------------------------
 FOR THIS TYPE OF ACCOUNT:          GIVE NAME AND SSN OF:
----------------------------------------------------------------
 1.   Individual                    The individual
 2.   Two or more individuals       The actual owner of the
      (joint account)               account or, if combined
                                    funds, the first individual
                                    on the account(1)
 3.   Custodian account of a minor  The minor(2)
      (Uniform Gift to Minors Act)
 4.   a. The usual revocable        The grantor-trustee(1)
        savings trust (grantor is
        also trustee)
      b. So-called trust account    The actual owner(1)
        that is not a legal or
        valid trust under state
        law
 5.   Sole proprietorship or        The owner(3)
      single-owner LLC
----------------------------------------------------------------
 FOR THIS TYPE OF ACCOUNT:          GIVE NAME AND EIN OF:
----------------------------------------------------------------
 6.   Sole proprietorship or        The owner(3)
      single-owner LLC
 7.   A valid trust, estate, or     Legal entity(4)
      pension trust
 8.   Corporate or LLC electing     The corporation
      corporate status on Form
      8832
 9.   Association, club,            The organization
      religious, charitable,
      educational, or other
      tax-exempt organization
 10.  Partnership or multi-member   The partnership
      LLC
 11.  A broker or registered        The broker or nominee
      nominee
 12.  Account with the Department   The public entity
      of Agriculture in the name
      of a public entity (such as
      a state or local government,
      school district, or prison)
      that receives agricultural
      program payments
----------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

(2) Circle the minor's name and furnish the minor's SSN.

(3) YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

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PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

  You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.